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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. 2)

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /x/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                      PACIFIC GATEWAY PROPERTIES, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/x/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                   [FORM OF LETTER TO CERTAIN STOCKHOLDERS]

August __, 2000

         Re:      STOCKHOLDER APPROVAL OF ACQUISITION BY MISSION ORCHARD

Dear Mr. X:

         As you know, Pacific Gateway Properties has signed an agreement to be acquired by Mission Orchard Statutory Trust, pursuant to a merger with a subsidiary of Mission Orchard. The merger requires approval of holders of two-thirds of the shares of common and preferred stock of Pacific Gateway. A special meeting of stockholders has been called for August 24, 2000, and we would like to ensure that the requisite votes are received as early as possible.

         A proxy statement, accompanied by a proxy card and notice of special meeting of stockholders, was mailed earlier this week. A copy is enclosed for your reference.

         If you hold your Pacific Gateway shares directly and you have not yet returned a completed proxy card, please complete and sign the enclosed proxy card and return it as soon as possible in the enclosed envelope. Please be sure to vote on both proposals and include the number of shares you are voting.

         If you hold your Pacific Gateway shares in "street name," you should be receiving an instruction letter, along with proxy materials, directly from your broker. If you do not receive a broker instruction letter by August 8, 2000, please contact Deborah Madrid at (415) 398-4800, ext.101, and we will arrange for a duplicate mailing.

         In the meantime, if you have any questions, do not hesitate to contact Deborah Madrid or Stephen LoPresti at (415) 398-4800.

                                          Very truly yours,



                                          Raymond V. Marino
                                          President and Chief Executive Officer